SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date Of Report (Date Of Earliest Event Reported) May 30, 2002
                                                           ------------

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

        DELAWARE                        1-13107                  73-1105145
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(State Or Other Jurisdiction           (Commission              (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

Effective as of May 31, 2002, AutoNation, Inc. ("AutoNation") appointed Deloitte & Touche LLP ("D&T") as its new independent public accountant. Effective as of May 30, 2002, AutoNation dismissed Arthur Andersen LLP ("Andersen") as its independent public accountant. This change in independent public accountant was approved by the Board of Directors of AutoNation upon the recommendation of the Audit Committee. The change resulted from an evaluation process undertaken by AutoNation to identify a new independent public accountant in light of the recent well-publicized challenges confronting Andersen.

During AutoNation's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between AutoNation and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within AutoNation's two most recent fiscal years and through the date of this Form 8-K.

The audit reports of Andersen on the consolidated financial statements of AutoNation and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

AutoNation provided Andersen with a copy of the foregoing disclosures. Attached hereto as Exhibit 16.1 is a copy of Andersen's letter, dated May 30, 2002, stating its agreement with such statements.

During AutoNation's two most recent fiscal years and through the date of this Form 8-K, AutoNation did not consult with D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on AutoNation's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number            Exhibit
------            -------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

99.1              Press Release dated May 31, 2002



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AUTONATION, INC.
                                      ------------------
                                        (Registrant)

                                      By:       /s/ Jonathan P. Ferrando
                                         --------------------------------------
                                               Jonathan P. Ferrando
                                               Senior Vice President,
                                               General Counsel and Secretary

Dated: May 31, 2002



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



                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

99.1              Press Release of AutoNation, Inc., dated May 31, 2002.


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